SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
               OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      April 9, 2003
                                                    _____________________


Exact Name of Registrant as
  Specified in Its Charter:    SMTEK INTERNATIONAL, INC.
                             ___________________________________


          DELAWARE                      1-8101                33-0213512
 _____________________________        ____________           _____________
State or Other Jurisdiction of        Commission            I.R.S. Employer
Incorporation or Organization        File Number          Identification No.



Address of Principal Executive Offices:        200 Science Drive
                                               Moorpark, CA 93021
                                             _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 532-2800
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                  Not Applicable
                                             _________________________




Item 2.  Acquisition or Disposition of Assets.

     On April 9, 2003, SMTEK International, Inc. sold its operations in Ireland to Alina Limited, a company registered under the laws of Northern Ireland. The transaction was consummated by the sale to Alina Limited of all of the capital stock of SMTEK Europe Limited, a wholly-owned subsidiary of DDL Europe Limited and an indirect wholly-owned subsidiary of SMTEK International. In consideration for SMTEK Europe's capital stock, SMTEK International received $1.00 and Alina Limited assumed $5.2 million worth of SMTEK Europe's liabilities. Kieran Leonard, a director of DDL Europe and the Managing Director of SMTEK Europe, is a minority stockholder of Alina Limited. A copy of SMTEK International's press release dated April 15, 2003, announcing the sale, is filed as Exhibit 99.1 hereto and incorporated herein by reference.

     The foregoing description of the transaction is qualified in its entirety by reference to Exhibits 2.1, 2.2, and 2.3 hereto, which are incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(b)  Pro forma financial information:

     The following pro forma financial information of SMTEK International is included in this Form 8-K on pages F-1 through F-5.

        - unaudited pro forma condensed consolidated balance sheet of SMTEK International as of December 31, 2002;
        - the unaudited pro forma condensed consolidated statement of operations of SMTEK International for the year ended
           June 30, 2002; and
        - the unaudited pro forma condensed consolidated statement of operations of SMTEK International for the six months ended December 31, 2002.

(c)  Exhibits

         The following exhibits are filed with this report on Form 8-K:


         Exhibit             Description
         _______             ____________

     2.1 Share Sale Agreement, dated March 21, 2003, by and among DDL Europe Limited, Alina Limited and SMTEK International, Inc.
     2.2 Disclosure Letter, dated March 21, 2003, from DDL Europe Limited to Alina Limited
     2.3 Amendment to Share Sale Agreement, dated April 9, 2003, by and among DDL Europe Limited, Alina Limited and SMTEK International, Inc.
    99.1    Press release issued by SMTEK International on April 15, 2003




                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SMTEK INTERNATIONAL, INC.

       April 24, 2004                    /s/ Kirk A. Waldron
_________________________________        _________________________________
           Date                          Kirk A. Waldron
                                         Senior Vice President
                                         Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit Number                     Description

2.1 Share Sale Agreement, dated March 21, 2003, by and among DDL Europe Limited, Alina Limited and SMTEK International, Inc.
2.2 Disclosure Letter, dated March 21, 2003, from DDL Europe Limited to Alina Limited
2.3 Amendment to Share Sale Agreement, dated April 9, 2003, by and among DDL Europe Limited, Alina Limited and SMTEK International, Inc.
99.1         Press Release issued by SMTEK International on April 15, 2003



DESCRIPTION OF UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
REFLECTING THE SALE OF SMTEK EUROPE LIMITED
BY SMTEK INTERNATIONAL, INC.


     The following unaudited pro forma condensed consolidated financial statements of SMTEK International have been prepared giving effect to the sale of SMTEK Europe Limited by reflecting this entity as discontinued operations for the pro forma condensed consolidated balance sheet at December 31, 2002 and both the pro forma condensed consolidated statement of operations for the year ended June 30, 2002 and for the six months ended December 31, 2002.

                            SMTEK INTERNATIONAL, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 2002
                                  (Unaudited)
                                 (In thousands)

                                  Historical       Pro forma      Pro forma
                                    amounts       adjustments      amounts
                                    -------        ---------       -------
ASSETS
Current assets:
  Cash and cash equivalents       $    628       $   (159)(A)     $    469
  Accounts receivable, net          12,155         (3,534)(A)        8,621
  Inventories                       10,082         (1,249)(A)        8,833
  Prepaid expenses                   1,061           (156)(A)          905
  Current assets -
    discontinued operations                         5,098            5,098
                                    ------         ------           ------
      Total current assets          23,926            -             23,926

Property and equipment, net          8,115         (1,672)(A)        6,443
Deposits and other assets              330                             330
Property and equipment -
  discontinued operations                           1,672            1,672
                                    ------         ------           ------
                                  $ 32,371       $    -           $ 32,371
                                    ======         ======           ======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Bank lines of credit payable    $  8,131       $ (2,939)(A)     $  5,192
  Current portion of long-term
   debt                              3,235         (1,119)(A)        2,116
  Accounts payable                   8,343         (1,915)(A)        6,428
  Other current liabilities          7,099           (415)(A)        6,684
  Current liabilities -
    discontinued operations                         6,388            6,388
                                    ------         ------           ------
      Total current liabilities     26,808            -             26,808
                                    ------         ------           ------

Long-term debt                       4,618            (86)(A)        4,532
Other long-term liabilities            710                             710
Long-term debt - discontinued
  operations                                           86               86
                                    ------         ------           ------
      Total long-term liabilities    5,328            -              5,328
                                    ------         ------           ------
Stockholders' equity:
  Common stock and additional
    paid-in capital                 37,051                          37,051
  Accumulated deficit              (36,697)                        (36,697)
  Accumulated other comprehensive
    income (loss)                     (119)                           (119)
                                    ------                          ------
      Total stockholders' equity       235                             235
                                    ------         ------           ------
                                  $ 32,371       $    -           $ 32,371
                                    ======         ======           ======

                              SMTEK INTERNATIONAL, INC.
                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                      OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                              YEAR ENDED JUNE 30, 2002
                                    (Unaudited)
                     (In thousands except per share amounts)

                                  Historical     Pro forma       Pro forma
                                    results     adjustments       results
                                    -------      ---------        -------
Sales                                $74,222      $(9,664)(A)      $64,558
                                      ------       ------           ------
Costs and expenses:
  Cost of goods sold                  68,762       (8,860)(A)       59,902
  Administrative and selling          10,716       (1,470)(A)        9,246
  Amortization of goodwill                37                            37
                                      ------       ------           ------
                                      79,515      (10,330)          69,185
                                      ------       ------           ------
Operating loss                        (5,293)        (666)          (4,627)
                                      ------       ------           ------
Non-operating income (expense):
  Interest expense                    (1,200)        (207)(A)         (993)
  Other income (expense)                 284           48 (A)          236
                                      ------       ------           ------
                                        (916)         159             (757)
                                      ------       ------           ------
Loss from continuing operations
  before income taxes                 (6,209)        (825)          (5,384)
Income tax benefit                       225                           225
                                      ------       ------           ------
Loss from continuing operations       (5,984)        (825)          (5,159)

Loss from discontinued operations,
  net of taxes                                        825             (825)
                                      ------       ------           ------
Net loss                             $(5,984)     $   -            $(5,984)
                                      ======       ======           ======

Basic and diluted loss per share:
  Loss from continuing operations    $ (2.62)                      $ (2.26)
  Loss from discontinued operations      -                           (0.36)
                                      -------                      -------
    Basic and diluted loss per share $ (2.62)                      $ (2.62)
                                      =======                      =======
Shares used in computing basic and
  diluted loss per share               2,284                         2,284
                                      ======                        ======

                              SMTEK INTERNATIONAL, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED DECEMBER 31, 2002
                                    (Unaudited)
                     (In thousands except per share amounts)


                                  Historical     Pro forma       Pro forma
                                    results     adjustments       results
                                    -------      ---------        -------

Sales                               $ 38,035      $(4,991)(A)     $ 33,044
                                      ------                        ------
Costs and expenses:
  Cost of goods sold                  35,540       (4,928)(A)       30,612
  Administrative and selling           6,526         (500)(A)        6,026
                                      ------       ------           ------
                                      42,066       (5,428)          36,638
                                      ------       ------           ------
Operating loss                        (4,031)        (437)          (3,594)
                                      ------       ------           ------
Non-operating income (expense):
  Interest expense                      (654)        (145)(A)         (509)
  Other income (expense)                  30           38 (A)           (8)
                                      ------       ------           ------
                                        (624)        (107)            (517)
                                      ------       ------           ------
Loss from continuing operations
  before income taxes                 (4,655)        (544)          (4,111)

Provision for income taxes                (6)                           (6)
                                      ------       ------           ------
Loss from continuing operations       (4,661)        (544)          (4,117)

Loss from discontinued operations,
  net of taxes                                        544             (544)
Loss before change in accounting      ------       ------           ------
  principle                           (4,661)         -             (4,661)


Change in accounting principle,
  net of taxes                          (420)                         (420)
                                      ------       ------           ------
Net loss                             $ 5,081)     $   -           $ (5,081)
                                      ======       ======           ======

Basic and diluted loss per share:
  Loss from continuing operations    $ (2.04)                     $  (1.80)
  Loss from discontinued operations      -                           (0.24)
  Change in accounting principle       (0.18)                        (0.18)
                                      =======                      =======
    Basic and diluted loss per share $ (2.22)                     $  (2.22)
                                      =======                      =======
Shares used in computing basic and
  diluted loss per share               2,284                         2,284
                                      ======                        ======

                       SMTEK INTERNATIONAL, INC.
       NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
                           (In thousands)


(A) To reclassify the financial position of SMTEK Europe Limited and the results of operations of SMTEK Europe Limited for the year ended June 30, 2002 and for the six months ended December 31, 2002 to discontinued operations.